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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   April 9, 1996


                         ADVANCED MICRO DEVICES, INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           DELAWARE                     1-7882            94-1692300
- ----------------------------          -------------   -------------------
(State or other jurisdiction          (Commission     (I.R.S. Employer
    of incorporation)                  File Number)   Identification No.)



           One AMD Place,
           P.O. Box 3453
           Sunnyvale, California                          94088-3453
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(address of principal executive offices)                  (Zip Code)


Registrant's telephone number,
   including area code:                           (408) 732-2400

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Item 5.  Other Events.
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     On April 9, 1996, Advanced Micro Devices, Inc. (the "Company") announced its first quarter revenues. The Company reported sales of $544,212,000. Net income amounted to $25,327,000 or $0.18 per common share on a fully diluted basis. The results include non-recurring charges of $8.7 million for expenses associated with the Company's merger with NexGen, Inc., on January 17, 1996, and a non-recurring pre-tax gain of $24.7 million resulting from a sale of securities. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

     Except for the historical information contained in the attached press release, the matters discussed in the press release are forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ from predicted results. The Company's production plans are subject to change depending on customers inventory levels and orders for the Company's products, changed industry and Company forecasts of demand, the timing of introduction of higher-performance fifth-generation microprocessors and other products, and the pace at which the Company is able to ramp production of fifth generation microprocessors in FAB 25. The Company's success in producing and selling products as planned is subject to numerous risks and uncertainties including those related to the potentially adverse effects of marketing and pricing strategies adopted by Intel Corporation which has a dominant position in the microprocessor market, the possibility that products newly introduced by the Company may fail to achieve market acceptance or that any of the Company's products may be found to be defective, possibly adverse conditions in the personal computer market and unexpected interruptions in the Company's manufacturing operations. Information on the factors that could affect the Company's financial results are set forth in the Company's SEC filings, including the recently filed report on Form 10-K for the year ended December 31, 1995.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated April 9, 1996

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ADVANCED MICRO DEVICES, INC.
                                                      (Registrant)


                                                    /s/ Marvin D. Burkett
Date:  April 12, 1996                          By: -----------------------------
            ---                                     Marvin D. Burkett
                                                    Senior Vice President, Chief
                                                    Financial and Administrative
                                                    Officer and Treasurer


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                                 Exhibit Index
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Exhibit Number   Exhibit
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     99          Press release dated April 9, 1996

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